Rule 497(e)

Registration Nos. 333-264900 and 811-23801

Bitwise Funds Trust
(the “Trust”)

Bitwise Web3 ETF

(the “Fund”)

November 4, 2022

Supplement To the Fund’s Statement of Additional Information
Dated October 4, 2022

The Board of Trustees of the Trust has elected James Bebrin to serve as Assistant Treasurer of the Trust. Accordingly, the table set forth in the section of the Statement of Additional Information entitled “Management of the Fund – Trustees and Officers” has been amended to include to the following row:

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Bitwise Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Officers of the Trust
James Bebrin c/o Bitwise Investment Manager, LLC 400 Montgomery Street Suite 600 San Francisco, CA 94104	Assistant Treasurer	• Indefinite term • Since October 5, 2022	Director of Controls and Fund Administration of Bitwise Asset Management (2021 – present); Fund Manager of WisdomTree Asset Management (2015 – 2021)	N/A	N/A

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